MFS VARIABLE INSURANCE TRUST II

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST

                              TERMINATION OF SERIES


      Pursuant  to  Section  9.2(b)  of  the Amended and Restated Declaration of

Trust, dated August 12, 2003, as amended (the  "Declaration"),  of  MFS Variable

Insurance   Trust  II,  a  business  Trust  organized  under  the  laws  of  The

Commonwealth  of  Massachusetts  (the  "Trust"), the undersigned, constituting a majority  of  the Trustees of the Trust, do  hereby  certify  that  MFS  Blended

Research Growth  Portfolio  and  MFS  Blended  Research  Value Portfolio, each a series of the Trust, have been terminated.

      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of July 3, 2012 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.


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ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


DAVID H. GUNNING
PersonNameDavid H. Gunning
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


WILLIAM R. GUTOW
William R. Gutow
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116

JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


ROBERT J. MANNING
Robert J. Manning
MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


J. DALE SHERRATT
J. Dale Sherratt
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116



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